UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 28, 2005

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

201 North Broadway

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits

MainSource Financial Group, Inc., has entered into an agreement to merge with HFS Bank, F.S.B., a federal savings bank which has, to date, filed its financial statements with the Office of Thrift Supervision.  Accordingly, MainSource is filing certain financial statements of HFS with the Securities and Exchange Commission in order to make those financial statements available to be incorporated by reference into MainSource’s documents filed under the Securities Act of 1933 and the Securities Exchange Act of 1934.

(c)   Exhibits

Exhibit No.	Description

99.1	Financial Statements of HFS Bank, F.S.B. for the quarter ended June 30, 2005.

99.2	Financial Statements of HFS Bank, F.S.B. for the quarter ended September 30, 2005.

99.3	Financial Statements of HFS Bank, F.S.B. for the fiscal year ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSOURCE FINANCIAL GROUP, INC.

Date: December 28, 2005	By:	/s/ James L. Saner, Sr.
James L. Saner, Sr.
President and Chief Executive Officer